Exhibit 99.2

Rebecca Peterson Vice President, Corporate Communications Alkermes plc: Deep Dive July 18, 2011

Information presented and discussed today will constitute forward-looking statements, including but not limited to statements concerning the likelihood that the merger with EDT is consummated and the timing of such consummation; future financial and operating performance, business plans or prospects of Alkermes plc; the timing, funding and feasibility of product development activities; and the therapeutic value of products. Forward-looking information is not a guarantee of future performance. Actual results may differ materially from those contained in the forward-looking information due to a number of factors including: (i) the ability to obtain stockholder approval and to satisfy other conditions required to consummate the merger; (ii) the ability to realize anticipated financial and operational benefits from the proposed merger; (iii) the cost and outcome of potential litigation related to the proposed merger; (iv) the ability to develop successfully our products in a timely and cost-effective manner, including the risk that clinical trial results for the company's products will not be predictive of real- world results or of results in subsequent clinical trials and that the company's products may be precluded from commercialization by the proprietary rights of third parties; (v) decisions by regulatory authorities regarding the company's products; and (vi) those risks described in the company's 2011 Annual Report on Form 10-K. The company disclaims any intention or responsibility for updating any forward-looking information contained in this presentation. 2

Important Additional Information and Where to Find It This communication does not constitute an offer to sell, or the solicitation of an offer to sell, or the solicitation of an offer to subscribe for or buy, any securities nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to or qualification under the securities laws of any such jurisdiction. In connection with the proposed merger, on June 22, 2011, Antler Science Two Limited, to be re-registered and renamed Alkermes plc, filed with the SEC a registration statement on Form S-4 (commission file number 333- 175078) that includes a preliminary proxy statement of Alkermes and that also constitutes a preliminary prospectus of Antler Science Two Limited regarding the proposed merger. After the registration statement has been declared effective by the SEC, a definitive proxy statement/prospectus will be mailed to Alkermes' shareholders in connection with the proposed merger. INVESTORS ARE URGED TO READ CAREFULLY THE PROXY STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER DOCUMENTS RELATING TO THE MERGER FILED WITH THE SEC WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ALKERMES, EDT AND THE PROPOSED MERGER. You may obtain a copy of the registration statement and the proxy statement/prospectus (when available) and other related documents filed by Alkermes, Elan or EDT with the SEC regarding the proposed merger as well as other filings containing information about Alkermes, Elan, EDT and the merger, free of charge, through the web site maintained by the SEC at www.sec.gov, by directing a request to Alkermes' Investor Relations department at Alkermes, Inc., 852 Winter Street, Waltham, Massachusetts 02451, Attn: Investor Relations or to Alkermes' Investor Relations department at (781) 609-6000 or by email to financial@alkermes.com. Copies of the proxy statement/prospectus and the filings with the SEC that will be incorporated by reference in the proxy statement/prospectus can also be obtained, when available, without charge, from Alkermes' website at www.Alkermes.com under the heading "Investor Relations" and then under the heading "SEC Filings". Participants in Solicitation This communication is not a solicitation of a proxy from any Alkermes shareholder. Alkermes and its directors, executive officers and certain other members of management and employees may, however, be deemed to be participants in the solicitation of proxies in respect of the proposed merger. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of proxies in respect of the proposed merger is set forth in the preliminary proxy statement/prospectus filed with the SEC. You can find information about Alkermes' directors and executive officers in its definitive proxy statement filed with the SEC on July 29, 2010. You can obtain free copies of these documents as described above. 3

Analyst and Investor Day Agenda The Creation of Alkermes plc Richard Pops, CEO Recent News: Pipeline and Product Advances Elliot Ehrich, M.D., CMO EDT: Business Model, Product Successes and Revenue Streams Shane Cooke, Head of EDT Modeling Alkermes plc: What You Need to Know James Frates, CFO Q&A Richard Pops, Elliot Ehrich, Shane Cooke and Jim Frates 4

COPYRIGHT (c) 2011 ALKERMES, INC. www.alkermes.com

Richard Pops Chief Executive Officer The Creation of Alkermes plc July 18, 2011

The deal is financially transformative The growth will be driven by a portfolio of products, including 5 key commercial products that are leaders in their classes with long expected periods of exclusivity The growth will continue and accelerate through a pipeline of new product candidates that originates from an organization with proven innovation, development and manufacturing capabilities As we become larger and more profitable, we will realize increasing benefits from a highly efficient corporate structure Finally, we will emerge as one of the most differentiated and unique companies in the biopharmaceutical industry 7

The deal is financially transformative: We move from money losing to money making Revenue base immediately becomes $450 million And we will grow from there, with projected long-term double-digit growth in revenues and Adjusted EBITDA 8

The growth will be driven by a portfolio of products, including 5 key commercial products that are leaders in their classes with long expected periods of exclusivity: RISPERDAL(r) CONSTA(r) and INVEGA(r) SUSTENNA(r): Together form a pure play on the growth of the long-acting atypical market AMPYRA(r): Singular product in an important disease VIVITROL(r): Launching in a new indication with great potential BYDUREON(tm): Entering the commercial phase around the world 9

The growth will continue and accelerate through a pipeline of new product candidates that originates from an organization with proven innovation, development and manufacturing capabilities ALKS 9070: NCE for schizophrenia - Human PK complete ALKS 37: NCE for OIC - Human POC complete ALKS 5461: NCE for TRD and cocaine - Entering human studies Meloxicam IV: NSAID for pain - Phase 2 complete 10

As we become larger and more profitable, we will realize increasing benefits from a highly efficient corporate structure Alkermes plc will be an Irish company, headquartered in Dublin with an international presence We will have operational flexibility to access expertise and financial efficiencies in the most advantageous territories 11

Finally, we will emerge as one of the most differentiated and unique companies in the biopharmaceutical industry A profitable, rapidly growing company with a late stage pipeline and proven expertise in the creation and development of innovative medicines, with a focus in CNS There are few, if any, direct comparables 12

$2-5B Market Cap Biotech Cos. Company Market Cap ($B) InterMune Inc. 2.0 Cubist Pharmaceuticals Inc. 2.2 Onyx Pharmaceuticals Inc. 2.2 Salix Pharmaceuticals Ltd. 2.3 Seattle Genetics Inc. 2.4 Incyte Corp. 2.4 Ipsen Group 3.0 BioMarin Pharmaceutical Inc. 3.1 United Therapeutics Corp. 3.2 Pharmasset Inc. 4.2 Human Genome Sciences Inc. 4.7 Endo Pharmaceuticals Holdings Inc. 4.9 13

$5B+ Market Cap Cos. Company Market Cap ($B) Regeneron Pharmaceuticals Inc. 5.1 Dendreon Corp. 6.0 Actelion Ltd. 6.6 Elan Corp. plc 7.0 UCB Group 8.0 Alexion Pharmaceuticals Inc. 8.7 Vertex Pharmaceuticals Inc. 10.5 Valeant Pharmaceuticals International Inc. 15.6 Shire plc 17.6 Biogen Idec Inc. 26.2 Celgene Corp. 28.2 Gilead Sciences Inc. 33.6 Teva Pharmaceutical Industries Ltd. 45.9 Amgen Inc. 55.9 14

COPYRIGHT (c) 2011 ALKERMES, INC. www.alkermes.com

Elliot Ehrich, M.D. Chief Medical Officer Recent News: Pipeline and Product Advances July 18, 2011

Portfolio in Motion: Progress Since Merger Announcement RISPERDAL(r) CONSTA(r): Patent extension in U.S. into 2023 VIVITROL(r): Approval for opioid dependence in Russia; patent extension in U.S. into 2029 BYDUREON(tm): Approval / launch in EU; announced clean tQT data; presented positive exenatide once monthly data at ADA FAMPYRA(r): CHMP recommendation for approval ALKS 5461: Initiated clinical study for TRD ALKS 33: Reported data for binge eating disorder; discontinued program ALKS 37: Initiating phase 2b study for treatment of OIC ALKS 9070: Reported positive clinical data; plan to initiate pivotal development in H2 CY 2011 INVEGA(r) SUSTENNA(r): Three-month program announced 17

VIVITROL(r) 18

Opioid Dependence Crisis The Prescription Drug Epidemic Prescription drug abuse is now worse than the crack epidemic. Oxycontin. Xanax. Pill Mills. Doctor shopping. Surge in Number of Americans Treated for Prescription Painkiller Abuse Fighting the opiate crisis in Mass. A Wave of Addiction and Crime with the Medicine Cabinet to Blame Blame Blame Blame Blame US targets 'pill mills,' prescription drug abuse Study Shows Higher Risks of Opioid Pain Drugs Many Doctors Fail to Monitor Potential Opioid Abuse Appropriately Painkillers Are a Gateway to Heroin 19

Extended Release Naltrexone for Treating Amphetamine Dependence in Iceland Extended-Release Naltrexone for Opioid Relapse Prevention Following Release from Jail Real Interest by Medical Community Demonstrated by Volume of VIVITROL(r) Trials Improved Strategies for Outpatient Opioid Detoxification VIVITROL as a Treatment for Cocaine and Alcohol Dependence 20

VIVITROL(r) Use in Criminal Justice System 21

VIVITROL(r) Use in Criminal Justice System 22 "On the principal outcome of interest, the mean annualized rearrest rate, control subjects were more than three times more likely to be rearrested within a year than subjects who also received treatment with XR-NTX. This represents a relative risk reduction of 69% in the annual risk of having a new arrest while in drug court."

VICTORY Study Designed to Demonstrate Health Economics and Efficacy VIVITROL's Cost and Treatment Outcomes RegistrY Observational, open-label, multi-center study of ~500 opioid dependent patients treated with VIVITROL(r) Objectives Measure outcomes from real-world use of VIVITROL: clinical, health economic and health-related quality of life Rolling data readouts 23

BYDUREON(tm) 24

BYDUREON(tm): Progress on Multiple Fronts Approved in EU Country-by-country launch beginning in Q3 CY 2011 Launched in UK in July Filed with Japan regulatory authorities in Q2 CY 2011 U.S. regulatory status Clean data from tQT study announced AMLN to refile with FDA in Q3 CY 2011 Exenatide once monthly program Positive phase 2 data presented at ADA Discussion with FDA planned for H2 CY 2011 on pivotal program design 25

BYDUREON(tm) tQT Study - No Prolongation Study designed in accordance with existing guidelines and FDA consultation Exenatide at normal and supratherapeutic concentrations Result: No increase in QTc interval Multiple correction methodologies assessed No correlation between exenatide concentration and QTc Clear path forward 26

Alkermes®

Exenatide Lifecycle Plan in Action to Address Physician and Patient Needs

~24 million people in U.S. with type 2 diabetes

6 million	3 million	10 million	5 million
Undiagnosed	*D&E**	*Oral Agents*	*Insulin*

Molecule	Product	Frequency	Reconstitute	Device
Exenatide	BYETTA®	2X Daily	No	Single-chamber pen
	BYDUREON™	Weekly	Yes	CDK†
	BYDUREON pen			Dual-chamber pen
	Weekly Suspension		No	Single-chamber pen
	Monthly Suspension	Monthly		

2011

2012

2013

2014+

*D&E = Diet and Exercise †Custom dosing kit

COPYRIGHT © 2011 ALKERMES, INC.

27

Once-Monthly Exenatide Suspension Exhibited a Clinical Profile Similar to BYDUREON(tm) Over 20 Weeks MacConell et al., ADA Scientific Sessions 2011 Time (Weeks) 28 0 4 8 12 16 20 6.5 7.0 7.5 8.0 8.5 9.0 7.3% 6.9% Mean A1c (%) 7.1% 2 mg Weekly (N=29, BL=8.6%) 5 mg Monthly (N=26, BL=8.4%) 8 mg Monthly (n=28, BL=8.6%) 11 mg Monthly (N=27, BL=8.4%)

ALKS 9070 29

ALKS 9070: Once-Monthly Treatment for Schizophrenia Proprietary, once-monthly, injectable, extended-release atypical antipsychotic Leverages proprietary LinkeRx(tm) technology Converts in vivo to aripiprazole Product presentation No reconstitution required Non-refrigerated Small needle gauge Composition of matter patents pending with protection into 2030 30

Aripiprazole Linker Tail ALKS 9070 Engineered to Optimize Absorption and Other Metabolic Properties Dissolution Cleavage ALKS 9070 at injection site Aripiprazole Linker Tail 31

Dissolution Cleavage Aripiprazole in circulation ALKS 9070 at injection site ALKS 9070 Engineered to Optimize Absorption and Other Metabolic Properties 32

ALKS 9070: Phase 1b Study Design and Objectives Phase 1b study N=32 patients with schizophrenia Multiple dose levels (150 mg, 300 mg, 400 mg) Study objectives Duration of release Predictability Injection site tolerability ? ? ? 33

Sustained, Clinically Relevant Aripiprazole Plasma Concentrations from Single IM Dose ALKS 9070 150 mg ALKS 9070 300 mg ALKS 9070 400 mg 34

ALKS 9070 Dosing 35 ALKS 9070 30 Days ALKS 9070 30 Days ALKS 9070 30 Days Daily Aripiprazole

Steady State Pharmacokinetics of ALKS 9070 Months 300 200 150 100 0 50 Aripiprazole Concentration (ng/ml) 250 In-house modeled data 36

ALKS 9070: Pivotal Program Next Steps Clear clinical path enabled by prior long-acting atypical antipsychotics End of Phase 2 meeting with FDA in H2 CY 2011 Phase 3 study design in patients with schizophrenia Conventional efficacy measures including PANSS score improvement and BPRS Safety and tolerability PANSS: Positive and Negative Symptom Score BPRS: Brief Psychiatric Rating Scale 37

ALKS 37 38

ALKS 37: Opioid-Induced Constipation (OIC) Novel, oral opioid receptor modulator targeting GI tract with limited systemic exposure Unmet medical need Estimated 266 million prescriptions for opioids written in U.S. in 20101 Up to 90% of patients treated with opioids experience constipation2 IMS Health (Last 12 months ending November 2010) Panchal SJ, Muller-Schwefe P, Wurzelmann JI. Opioid-induced bowel dysfunction: prevalence, pathophysiology and burden. Int J Clin Pract. 2007;61(7):1181-1187. 39

ALKS 37: Novel, Oral Opioid Receptor Modulator Desired Attributes ALKS 37 Selective Mu Opioid Receptor Antagonist GI Targeting Low Systemic Exposure Peripherally-Restricted ? ? ? 40 ?

ALKS 37 Targets Gastrointestinal Tract 41

ALKS 37 Significantly Improves Bowel Function p=0.006 * Weekly SBM (change from baseline) p=0.007 * Weekly CSBM (change from baseline) 42 Phase 2 data of ALKS 37 presented at Digestive Disease Week 2011

ALKS 37 Phase 2b Definitive Dose-Ranging Study Designed to evaluate safety, tolerability and efficacy of ALKS 37 for treatment of OIC 150 patients with OIC during treatment with opioids for chronic, non-cancer pain Randomized to one of four dose levels of once-daily, oral ALKS 37 for four treatment weeks Dose levels: 25 mg, 50 mg, 100 mg and 150 mg Topline results expected mid CY 2012 43

ALKS 5461: Functional Kappa Antagonist 44

Kappa Antagonists Have Potential in Treatment of Depression 45

ALKS 5461: A Novel, Functional Kappa Antagonist Buprenorphine ALKS 33 + - Kappa Mu 46

ALKS 5461: A Novel, Functional Kappa Antagonist Buprenorphine ALKS 33 + - Kappa Mu 47

ALKS 5461: A Novel, Functional Kappa Antagonist Buprenorphine ALKS 33 ALKS 5461 + - Kappa Mu 48

ALKS 5461: Treatment-Resistant Depression Phase 1b clinical study underway Multi-center, placebo-controlled, multi-dose study designed to evaluate safety and tolerability of ALKS 5461 in 32 patients with TRD Range of doses, administered in two different ratios of ALKS 33 and buprenorphine components, will be given once-daily for seven days via sublingual administration Pharmacokinetics and efficacy of ALKS 5461 will also be evaluated Topline results expected in H2 CY 2011 49

ALKS 5461: Phase 1b Study for Cocaine Addiction Underway; Funded by NIDA 50

BYDUREON(tm) (Type 2 Diabetes) ALKS 37 (Opioid-Induced Constipation) Gastrointestinal Endocrinology ZOHYDRO(tm) (Pain) Meloxicam IV (Pain) Dynamic Portfolio with CNS Focus VIVITROL(r) (Opioid Dependence) ALKS 5461 (Cocaine Addiction) INVEGA(r) SUSTENNA(r) 3-month (Schizophrenia) ALKS 9070 (Schizophrenia) ALKS 5461 (Treatment-Resistant Depression) Launched Phase 3 Phase 2 Phase 1 Preclinical Therapeutic Area CNS Exenatide Once Monthly (Type 2 Diabetes) 51

R&D Strategy: Fast Answers Driven by Data Pursue new and innovative products based on established pharmacology Portfolio focus leverages expertise in CNS Disciplined portfolio management process driven by data Programs designed to get answers fast and early in the development phase Ph. 1/2 Late-Phase Development Go / No Go Decision 52

COPYRIGHT (c) 2011 ALKERMES, INC. www.alkermes.com

Shane Cooke Head of Elan Drug Technologies (EDT) Business Model, Product Successes and Revenue Streams July 18, 2011

Elan Drug Technologies: Who We Are 55 Develop and manufacture innovative pharmaceutical products that deliver clinically meaningful benefits to patients, leveraging extensive experience and proprietary drug technologies.

Elan Drug Technologies Snapshot Pipeline Commercial Diversified royalty and manufacturing revenues from 21 marketed products Key growth drivers: AMPYRA(r), INVEGA(r) SUSTENNA(r) All products commercialized by licensees Proprietary and partnered pipeline of 11 clinical programs Meloxicam IV, Megestrol EU, ZOHYDRO(tm) Two FDA and EMA registered manufacturing and R&D facilities Athlone, Ireland & Gainesville, GA Leveraging capacity and technology platforms 40 years of R&D experience with 36 products approved to date $264 million FY 2011 diversified revenues Contributing $97 million Adjusted EBITDA Substantial operating leverage from stable cost base Manufacturing & Development Capabilities Operating Leverage 56

Alkermes®

Innovator with Solid Track Record


2000 – 2007
TRICOR® 145/LIPANTHYL®
EMEND®
RITALIN LA®, FOCALIN® XR
AVINZA®
MEGACE® ES
ZANAFLEX® CAPSULES
2010
AMPYRA® launched
2011
FAMPYRA® conditional EU marketing authorization
XEPLION® launched
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2008
LUVOX CR® launched
2009
INVEGA® SUSTENNA® launched
2000
RAPAMUNE® launched in the U.S. by Wyeth
36 Products Approved

COPYRIGHT © 2011 ALKERMES, INC.
57

EDT Business Model Transitioning: Creating Pipeline Through Technology Platforms Continued profitable growth underpinned by product development capabilities and technology platforms Focus shifted to internal pipeline opportunities to capture greater share of the revenue New / Improved Medications Technology Platforms Pipeline Opportunities Revenues & EBITDA 58 Safety Efficacy Indication Administration Long-Acting Injectables Solubilization Timed Release Dose Dumping Royalties and Manufacturing Fees

Alkermes®

Diversified Portfolio, Generating Over $500M Cash Flow in Last 5 Years

- Near-term revenue growth
  - Recent launches in U.S. of AMPYRA® and INVEGA® SUSTENNA®
  - Approval in EU of FAMPYRA® and XEPLION®
- Pipeline
  - Late-stage proprietary pipeline includes Megestrol EU and Meloxicam IV
  - Late-stage partnered pipeline includes ZOHYDRO™
- Recent launches and pipeline will more than offset expected decline from mature products
- Margin expansion from growing revenues while managing costs



$M
Historic Revenues (calendar years)
300
250
200
150
100
50
-
2006
2007
2008
2009
2010
Mature products & manufacturing
AMPYRA®, INVEGA® SUSTENNA® and development
SKELAXIN®



$M
EDT Cumulative 5-yr EBITDA Contribution
600
500
400
300
200
100
-
2006
2007
2008
2009
2010

COPYRIGHT © 2011 ALKERMES, INC.

59

Stable Cost Base: Significant Operating Leverage Proven track record of expense management Leveraging stable cost structure Base manufacturing infrastructure with capacity for expansion Disciplined investment in proprietary products Driving $20 million in deal synergies King of Prussia, PA site consolidation Elan Corporate G&A allocation Calendar 2010 OpEx Breakout 60 EDT Historic Cost Base $M

Marketed Products & Operations 61

Alkermes®

AMPYRA® / FAMPYRA®

- Indicated for improved walking in MS patients
- Marketed by Acorda in U.S. and Biogen Idec in RoW
- Launched in U.S. March 2010
- CHMP recommendation for conditional approval May 2011
  - Anticipate European marketing authorization Summer 2011
- Australian approval received May 2011
- Regulatory exclusivity
  - 7-year orphan drug exclusivity in the U.S.
  - 10-year regulatory exclusivity in the EU
- Granted patent protection into 2026 in U.S. / 2025 in EU
- Working with Acorda on franchise extension

Patient model	• 2.5 million MS patients WW • 60-70% of MS patients experience walking disability • Response rate 35-45% in clinical trials • Contraindicated in patients with renal impairment / seizures (~5% population)
Administration	• Oral BID • 12-hr release, utilizing MXDAS® OCR technology
Peak sales	• Analyst estimates $500-700 million
Economics	• 18% royalties & mfg fees on WW sales

SOURCE: MS Society; Decision Resources Patient Base, 2009; McKinsey & Company, 2011; PubMed

COPYRIGHT © 2011 ALKERMES, INC.

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INVEGA® SUSTENNA® / XEPLION®

- Long-acting injectable antipsychotic for schizophrenia
- First monthly depot schizophrenia drug, first long-acting injectable NanoCrystal® technology-based product
- Marketed by Janssen (JNJ)
  - Launched in the U.S. Q3 2009
  - Launched in EU Q2 2011, trade name XEPLION®
  - Patents out to 2019 in U.S. and 2018 in EU
- Provides natural hedge to RISPERDAL® CONSTA® within schizophrenia market
  - Active metabolite of risperidone, similar efficacy/side effect profile
  - Comparable pricing
- Working with JNJ on 3-month depot (phase 1)

Patient model	• Over 5 million patients treated for schizophrenia in U.S. and EU
	• Long-acting depot treatment
	  • U.S. <2%
	  • EU <5%
	• Depot treatments expanding 14-15% per annum

Administration	• Once-monthly injection • Using NanoCrystal technology
Peak sales	• Analyst estimates $800-1,400 million
Economics	• Mid-to-high single-digit royalties on WW sales

SOURCE: Decision Resources Patient Base, 2010; PhAST database 2010; IMS database 2009

COPYRIGHT © 2011 ALKERMES, INC.
63

Diversified Revenues - Mature Products Contribution Anticipated competition reduces $187 million in revenue from mature products to approximately $80 million in 5 years 64 Broad portfolio of 21 products $187 million relating to mature products Royalties Manufacturing Different stages in lifecycle and IP duration Solid contribution to bottom line for several years to come Mature decline more than offset by growth products * * Excluding SKELAXIN(r) $M

Diversified Revenues - Mature Products Overview Products FY 2011 Rev(1) (2) Indication Licensee In-Market Sales Calendar 2010(3) IP Information and Anticipated Impact $M $M TRICOR(r) 145 54.6 Cholesterol Abbott 1,582 Par IV settled; mid-2012 RITALIN LA(r) / FOCALIN(r) XR 32.8 ADHD Novartis 464 Par IV settled VERELAN(r) 20.0 Hypertension Watson, UCB ~35 EDT holds NDA AVINZA(r) 11.4 Pain Pfizer ~100 OB patents 2017 - ANDA NAPRELAN(r) 9.7 Pain (NSAID) Victory ~60 OB to 2014 MEGACE(r) ES 8.6 AIDS cachexia Par/Strativa 61 OB patents 2024 RAPAMUNE(r) 7.9 Anti-organ rejection Pfizer 388 OB patents 2018 - ANDA EMEND(r) 7.9 CINV / PONV Merck 378 OB patents 2018 - ANDA DILTIAZEM 7.5 Hypertension Various ^ Various ZANAFLEX(r) Capsules 5.3 Muscle spasticity Acorda 49 OB patents 2021 - ANDA LUVOX CR(r) 3.8 OCD Jazz 27 OB patents 2020 - ANDA Other 17.1 Mature Products Revenue 186.6 1. Fiscal year April 01, 2010 to March 31, 2011 2. Product detail based on internal information 3. Including sales from non-EDT formulations 65

Alkermes®

Revenue Driver: EDT Development & Manufacturing Services

- Offering full range of services from formulation to scale-up to manufacturing
- Recently signed two manufacturing contracts, including major pharma
- Potential EBITDA contribution 30-40%

Leveraging technology platforms and spare manufacturing capacity

Athlone, Ireland

- Dedicated cGMP facility
- NanoCrystal® and OCR* solid oral dosage development and manufacturing
- FDA and EMA registered
- Located on 40 acres / 420,000 sq ft
- Capacity to manufacture up to 2B units per year plus Fill Finish facility

*OCR – Oral Controlled Release





Gainesville, Georgia

- Dedicated cGMP facility
- OCR solid oral dosage development and manufacturing
- FDA and DEA registered
  - incl. 288-pallet DEA vault
- Located on 134 acres / 84,000 sq ft
- Capacity to manufacture up to 500M units per year

COPYRIGHT © 2011 ALKERMES, INC.

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EDT Pipeline 67

Alkermes®

EDT Pipeline – Proprietary & Client Programs

Compound	Phase	Indication	Sponsor	Economics
Megestrol EU	Filed	Cachexia	EDT	100%
ZOHYDRO™	P3	Pain	Zogenix	Double-digit %
LYXUMIA®	P3	Type 2 Diabetes	Zealand	Low single-digit
Meloxicam IV	P2b	Post-op. pain	EDT	100%
Undisclosed	P2	Undisclosed	JNJ	Low single-digit
3-month paliperidone depot	P1	Schizophrenia	JNJ	Mid-high single-digit
Clozapine	P1	Schizophrenia / Bipolar	Azur	Undisclosed
TMC278 (inject)	P1	HIV	JNJ	Low single-digit
Undisclosed	P1	Undisclosed	Sanofi	Low single-digit
Undisclosed	P1	Seizures	EDT	100%
Undisclosed	P1	Undisclosed	JNJ	Low single-digit

■ EDT proprietary program ■ Partnered program

COPYRIGHT © 2011 ALKERMES, INC.

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Alkermes®

Meloxicam IV – Key Feature: 12-24 hr Coverage

	NanoCrystal® Meloxicam IV
Fast Onset of Pain Relief	10 min
Time to Peak Analgesic Effect	40 min
Long Duration of Pain Relief	12-24 hrs
Potential for Opioid-Sparing	40-50%

- >70 million surgical procedures in the U.S.
  - 39 million in-patient surgeries (>24-hour hospital stay)
  - 31 million ambulatory/outpatient surgeries
- Standard of care primarily injectable opioids (IV morphine) alone or in combination with generic IV-NSAID* (ketorolac)
- Diminishes typical opioid-related side effects
  - Respiratory depression / constipation / nausea / vomiting / cognitive impairment
- Positive phase 2 data

*NSAID – non-steroidal anti-inflammatory drug

COPYRIGHT © 2011 ALKERMES, INC.
69

ZOHYDRO(tm) (previously ZX002) Oral controlled-release hydrocodone bitartrate Chronic pain BID Multiple strengths (10-50 mg) EDT's SODAS(r) Technology First single-agent hydrocodone product Product concept from EDT Addresses acetaminophen-related liver toxicity concerns $3.1 billion U.S. annual sales of generic, IR hydrocodone combination products Phase 3 results expected H2 2011 Anticipated filing early 2012 Patented in U.S. to 2019 Working with Zogenix on next generation EDT receives double-digit % manufacturing and royalties 70

Conclusion 71

EDT: Proven Business Operations & Drug Innovation Proven ability to develop market-leading, high-growth products AMPYRA(r), AVINZA(r), INVEGA(r) SUSTENNA(r), NAPRELAN(r), RITALIN LA(r) / FOCALIN(r) XR, TRICOR(r) 145 and VERELAN(r) PM Portfolio approach leads to sustainable, high-margin growth business Experienced, disciplined business management Complements and expands Alkermes' business model 72

www.alkermes.com COPYRIGHT (c) 2011 ALKERMES, INC.

James Frates Chief Financial Officer Modeling Alkermes plc July 18, 2011

RISPERDAL(r) CONSTA(r) INVEGA(r) SUSTENNA(r) VIVITROL(r) AMPYRA(r) BYDUREON(tm) New Pipeline Other Revenues Taxes Revenues Interest Income/Expense Adjusted EBITDA Operating Expenses Revenues Elements of Modeling Alkermes plc 75

GAAP Net Earnings Taxes Revenues Interest Income/Expense Adjusted EBITDA Operating Expenses Operating Expenses Elements of Modeling Alkermes plc 76 COGS R&D SG&A Amortization of Intangibles

Taxes Revenues Interest Income/Expense Adjusted EBITDA Operating Expenses Interest Income/Expense Elements of Modeling Alkermes plc 77 Taxes

GAAP Net Earnings Taxes Revenues Interest Income/Expense Adjusted EBITDA Operating Expenses Revenues Operating Expenses Interest Income/Expense Elements of Modeling Alkermes plc 78 Taxes

EBITDA Excluding: Share-based compensation expense One-off items (e.g. transaction expenses) Taxes Revenues Interest Income/Expense Adjusted EBITDA Operating Expenses Adjusted EBITDA Elements of Modeling Alkermes plc 79

Adjusted EBITDA Margin Expansion 80 FY 2012 FY 2015 Revenues Cash Expenses $ Single-digit revenue growth $460-480 million Adjusted EBITDA margins of 15-20% $70-90 million Double-digit revenue growth Adjusted EBITDA margins of 30-35% Pro Forma FY 2012 Pro Forma FY 2013 & Beyond

Taxes Revenues Interest Income/Expense Adjusted EBITDA Operating Expenses Revenues Elements of Modeling Alkermes plc COGS R&D SG&A Amortization of Intangibles GAAP Net Earnings RISPERDAL(r) CONSTA(r) INVEGA(r) SUSTENNA(r) VIVITROL(r) AMPYRA(r) BYDUREON(tm) New Pipeline Other Revenues 81

Alkermes®

RISPERDAL® CONSTA® and INVEGA® SUSTENNA®: Growing the Long-Acting Atypical Class

- U.S. market experience: INVEGA SUSTENNA is growing the class
  - +16% in FY 2011
- INVEGA SUSTENNA recently launched in EU
- Comparable economics to ALKS
- Long patent lives:
  - RISPERDAL CONSTA: 2023 in U.S., 2021 in EU
  - INVEGA SUSTENNA: 2019 in U.S. and 2018 in EU
- INVEGA SUSTENNA 3-month dosing in development



RISPERDAL CONSTA &
INVEGA SUSTENNA WW Sales
(Millions)
$2,750
$2,500
$2,250
$2,000
$1,750
$1,500
$1,250
$1,000
INVEGA
SUSTENNA
launch
2010
2011
2015E
Fiscal Year
Actual Combined Sales
First Call Estimate Range

Source: Estimates based on First Call reports (as of 6/3/11)

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Momentum in U.S. Long-Acting Atypical Class 83 Net Sales (Millions) +16% +16%

VIVITROL(r): Opioid Dependence Launch Underway 35% unit growth FY 2010 to FY 2011 Opioid dependence indication expected to significantly accelerate growth Q1 FY 2012 net sales of $9.7 million Proprietary product marketed by Alkermes U.S. sales force Patent protection through 2029 in the U.S. Opioid dependence indication approval 84 VIVITROL U.S. Net Sales Sources: Estimates based on company forecasts & First Call reports (as of 6/3/11) Company Forecast Scenarios First Call Estimate Range Actual Sales

1.6 Million Opioid Dependent Adults in U.S.1 1.2 Million Patients Seeking Treatment1 ~900,000 Patients Prescribed Rx2 Modest Patient Penetration Drives Significant Market Opportunity SAMHSA, Office of Applied Studies, National Survey on Drug Use and Health, 2009 Alkermes projection using SDI, Proprietary Analysis: Opioid Dependency Treatments 2009 (retail, all payment sources); N-SSATS 2003-2007 data; and IMS data Model assumes WAC of $1100, 20% net sales reserves $150M 56,800 28,400 18,950 75,750 37,900 25,250 Duration of VIVITROL Use (Months) 3 6 9 94,700 47,350 31,550 $200M $250M VIVITROL(r) Patient Penetration Model3 85 Patients required to obtain sales threshold

Actual Sales First Call Estimate Range AMPYRA(r): Growth Opportunity Launched by Acorda in U.S. in 2010 Anticipated EU approval summer 2011 (partnered with Biogen Idec) 18% combined manufacturing and royalty rate Patent protection into 2026 7-year orphan drug exclusivity in the U.S. 10-year regulatory exclusivity in the EU (Millions) Fiscal Year 86 AMPYRA WW Net Sales * Source: Estimates based on First Call reports (as of 6/6/11)

BYDUREON(tm): Entering Commercial Phase Approved in EU in June 2011 Launched in UK July 2011; triggers $7 million milestone to Alkermes Planned U.S. resubmission Q3 CY 2011 tQT data announced July 2011 8% royalty rate worldwide Patent life into 2025 in U.S.; 2024 in EU 87 BYDUREON WW Net Sales * Source: Estimates based on First Call reports (as of 6/6/11) First Call Estimate Range

Diabetes Market: Favorable Dynamics Source: IMS Health $34.6 billion worldwide diabetes market in CY 2010 GLP-1s represent significant growth opportunity within worldwide diabetes market $1.1 billion in CY 2010 sales VICTOZA (r) (daily GLP-1) U.S. sales of $263 million in first year of launch; worldwide sales > $1 billion expected in CY 2011 88

Alkermes®

Top 5 Products Drive the Business


Revenues
Pro Forma FY 2011
FY 2015E
RISPERDAL® CONSTA®
INVEGA® SUSTENNA®
AMPYRA®
VIVITROL®
BYDUREON™
Top 5 Products

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89

Alkermes®

Top 5 Products Drive the Business



Revenues
Pro Forma FY 2011
FY 2015E
Top 5 Products
Other - New
Contract Mfg
Meloxicam IV
Megestrol EU
ZOHYDRO™
ALKS 37
ALKS 9070
ALKS 5461
RISPERDAL® CONSTA®
INVEGA® SUSTENNA®
AMPYRA®
VIVITROL®
BYDUREON™

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90

Alkermes®

Top 5 Products Drive the Business



Revenues
Pro Forma FY 2011
FY 2015E
Contract Mfg
Meloxicam IV
Megestrol EU
ZOHYDRO™
ALKS 37
ALKS 9070
ALKS 5461
RISPERDAL® CONSTA®
INVEGA® SUSTENNA®
AMPYRA®
VIVITROL®
BYDUREON™
Top 5 Products
Other - New
Other - Mature

COPYRIGHT © 2011 ALKERMES, INC.

91

Top 5 Products Drive the Business


Double-digit revenue growth FY 2013 forward
~$450M
Revenues
Pro Forma FY 2011
FY 2015E
Contract Mfg
Meloxicam IV
Megestrol EU
ZOHYDRO™
ALKS 37
ALKS 9070
ALKS 5461
RISPERDAL® CONSTA®
INVEGA® SUSTENNA®
AMPYRA®
VIVITROL®
BYDUREON™
Top 5 Products
Other - New
Other - Mature

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Pro Forma FY 2011 of $450 million Alkermes plc Portfolio Enables Growth 93

Alkermes plc Portfolio Enables Growth 94

Alkermes plc Portfolio Enables Growth 95

Alkermes plc Portfolio Enables Growth 96

Alkermes plc Portfolio Enables Growth 97

Alkermes plc Portfolio Enables Growth 98 Alkermes plc

Taxes Revenues Interest Income/Expense Adjusted EBITDA Operating Expenses Operating Expenses Elements of Modeling Alkermes plc 99 COGS R&D SG&A Amortization of intangibles

Managing Expenses for Margin Expansion COGS: Sales growth should drive margin expansion SG&A: Grows with inflation and VIVITROL(r) profits R&D: Major control lever Sufficient funding to advance pipeline Partnership(s) may offset R&D expense 100 (Millions)

Modeling Amortization of Intangibles 101 Intangible Assets Amortized over the life of the applicable collaboration or technology Anticipate annual amortization charge of $45-80 million* booked as operating expense Goodwill Capitalized and subject to annual impairment test * Determined at close Fair Value of Net Assets Acquired Net balance sheet assets Purchase Price $500 million (cash) + 31.9 million shares Determined at close = + +

Taxes Revenues Interest Income/Expense Adjusted EBITDA Operating Expenses Interest Income/Expense Elements of Modeling Alkermes plc 102

Favorable Debt Terms Senior secured term loans with blended floating interest rate of 7.6% Flexibility to pre-pay; 1% annual principal amortization $450 million principal $310 million 1st Lien Term Loan - L + 525, LIBOR floor of 150 $140 million 2nd Lien Term Loan - L + 800, LIBOR floor of 150 Maturity 1st Lien ? 6 years 2nd Lien ? 7 years No quarterly operating covenants 50% of excess cash flow allocated to pre-pay principal 103

Taxes Revenues Interest Income/Expense Adjusted EBITDA Operating Expenses Elements of Modeling Alkermes plc 104 Taxes

Alkermes®

Tax Structure

U.S. Tax Rate	Irish Tax Rate
o Applies to all U.S. income o Profits from: - RISPERDAL® CONSTA® - VIVITROL® - Pipeline candidates o Interest costs deductible o NOLs o Federal and state rate of ~38%	o Applies to all Irish income o Profits from: - AMPYRA® - INVEGA® SUSTENNA® - BYDUREON™ - EDT royalties - Pipeline candidates o Standard rate of 12.5%

Blended rate of ~20% in FY 2015

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Alkermes plc: Business Objectives 106 Diverse portfolio driving topline growth Efficient investment in pipeline Expanding Adjusted EBITDA margins

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